UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 5, 2009

RAYONIER INC.

COMMISSION FILE NUMBER 1-6780

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 8.01.	OTHER EVENTS

On January 1, 2009, Rayonier (“we,” “our,” “us,” or the “Company”) adopted Financial Standards Board Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement). FSP APB 14-1 requires that entities with convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) separately account for the liability and equity components in a manner that reflects the entity’s nonconvertible debt borrowing rate when interest expense is recognized in subsequent periods. FSP APB 14-1 requires retrospective application to all periods presented.

The Company holds a 40 percent interest in a joint venture (“JV”) that owns approximately 329,000 acres of New Zealand timberlands. In addition to the investment, Rayonier New Zealand Limited (“RNZL”), a wholly-owned subsidiary of Rayonier Inc., serves as the manager of the JV forests and operates a log trading business. During the third quarter of 2008, Rayonier and its JV partners decided to offer to sell their interests in the JV as well as the operations of RNZL. In the second quarter of 2009, as a result of stressed capital markets and weak global economic conditions, Rayonier and its JV partners decided to discontinue the sale process and continue on-going operations. Accordingly, the interest in the JV and the operations of RNZL (collectively, the “New Zealand operations”) no longer qualify for treatment as discontinued operations.

We are filing this Current Report on Form 8-K to reflect the impact on our previously issued financial statements of the adoption of FSP APB 14-1 and the reclassification of the New Zealand operations from discontinued operations held for sale to continuing operations. For further detail see Note 2 – Summary of Significant Accounting Policies in the Notes to Consolidated Financial Statements. Accordingly, the following items of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are being revised in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1A, Risk Factors

•	Part II, Item 6, Selected Financial Data

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

•	Part II, Item 8, Financial Statements and Supplementary Data

The revised sections of the Annual Report have not been updated for any other activities or events occurring after February 27, 2009, the date this information was filed with the Securities and Exchange Commission in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. This Current Report on Form 8-K should be read in conjunction with our 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009 and our Current Reports on Form 8-K and any amendments thereto for updated information.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

12	Statements re computation of ratios

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised items in 2008 Annual Report on Form 10-K:

Part I, Item 1A, Risk Factors

Part II, Item 6, Selected Financial Data

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

Part II, Item 8, Financial Statements and Supplementary Data

Schedule II - Valuation and Qualifying Accounts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Financial Officer

August 5, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
12	Statements re computation of ratios	Filed herewith

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith

99.1	Revised items in 2008 Annual Report on Form 10-K:	Filed herewith

Part I, Item 1A, Risk Factors

Part II, Item 6, Selected Financial Data

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

Part II, Item 8, Financial Statements and Supplementary Data

Schedule II - Valuation and Qualifying Accounts

6